EXHIBIT 10.11

          SEVENTH AMENDMENT AND WAIVER, dated as of September 10, 2001 (this "SEVENTH AMENDMENT"), to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among AUDIO VISUAL SERVICES CORPORATION, a Delaware corporation (the "PARENT"), AUDIO VISUAL SERVICES (NY) CORPORATION, a New York corporation (the "COMPANY"; together with the Parent, the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"; collectively with the Administrative Agent, the "AGENTS").


                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof;

          WHEREAS, the Revolving Credit Termination Date and the Term Loan Maturity Date is October 1, 2001;

          WHEREAS, the Company, the Lenders and the Administrative Agent are requesting the implementation of a restructuring of the Company's Indebtedness and equity structure;

          WHEREAS, the Company has requested an extension of each of the Revolving Credit Termination Date and the Term Loan Maturity Date to, in each case, December 14, 2001 to enable the consummation of such restructuring;

          WHEREAS, in order to assist with the implementation of the restructuring, the Company has requested a waiver of any Default or Event of Default arising from any failure by the Borrowers to achieve the minimum Consolidated Unadjusted EBITDA required by Section 7.01(c) of the Credit Agreement for the 12 month period ending September 30, 2001; and

          WHEREAS, the Lenders are willing to agree to the foregoing requests, but only on the terms and subject to the conditions of this Seventh Amendment contained herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

          SECTION 1. DEFINITIONS.

          Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

          SECTION 2. AMENDMENTS.

          2.1  AMENDMENTS TO SECTION 1.01 OF THE CREDIT AGREEMENT.

          (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

          ""SEVENTH AMENDMENT" shall mean the Seventh Amendment and Waiver, dated as of September 5, 2001, to this Agreement.

          "SEVENTH AMENDMENT EFFECTIVE DATE" has the meaning assigned thereto in the Seventh Amendment.".

          (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase "Revolving Credit Termination Date" where it appears in the definition of "Revolving Credit Commitment Period" and inserting in lieu thereof, "Seventh Amendment Effective Date".

          (c) Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase "October 1, 2001" where it appears in the definition of "Revolving Credit Termination Date" and inserting in lieu thereof, "December 14, 2001".

          (d) Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase "October 1, 2001" where it appears in the definition of "Term Loan Maturity Date" and inserting in lieu thereof, "December 14, 2001".

          2.2  AMENDMENT TO SECTION 2.04 (REPAYMENT OF LOANS; EVIDENCE OF DEBT).

          Section 2.04(b) is hereby amended by deleting the phrase "October 1, 2001" where it appears therein and inserting in lieu thereof, "December 14, 2001".

          2.3  AMENDMENT TO SECTION 2.09 (INTEREST).

          (a) Section 2.09(d) is hereby amended by deleting the phrase "Section 2.09(f)," where it appears therein and inserting in lieu thereof the phrase "Sections 2.09(f) and (g),".

          (b) Section 2.09 is hereby amended by inserting a new section 2.09(g) as set forth below:

          "(g) On and from the Seventh Amendment Effective Date, accrued interest payable on each Interest Payment Date shall be capitalized and added to the principal amount of the Loans and shall be payable in arrears (together with additional interest accrued thereon) on the earliest to occur of (i) the Revolving Credit Termination Date, (ii) December 14, 2001, (iii) the date the Loans become due and payable in accordance with Article VIII hereof and (iv) the date on which all of the Obligations shall have been paid in full and the Commitments shall have been terminated.".

          SECTION 3. WAIVER.

          3.1 WAIVER. The Lenders hereby waive: (i) any Default or Event of Default under Article VIII(c) of the Credit Agreement resulting from the Borrowers failure to achieve the minimum Consolidated Unadjusted EBITDA required by Section 7.01(c) of the Credit Agreement for the period of four consecutive fiscal quarters ending on September 30, 2001; and (ii) any Default or Event of Default under Article VIII(e) of the Credit Agreement resulting from the occurrence of an event of default under the New Credit Agreement arising on account of the Borrowers failure to achieve the minimum "Consolidated Unadjusted EBITDA" (as defined in the New Credit Agreement) required by Section 6.01(a) of the New Credit Agreement for the period of four consecutive fiscal quarters ending on September 30, 2001.

          SECTION 4. ACKNOWLEDGMENT/RELEASE.

          4.1 COLLATERAL. Each Loan Party ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the liens and security interests granted to secure any of the Obligations by such Loan Party to the Administrative Agent, for the benefit of the Lenders, pursuant to the Security Documents to which such Loan Party is a party. Each Loan Party acknowledges and agrees that all such liens and security interests granted by such Loan Party shall continue to secure the Obligations from and after the Seventh Amendment Effective Date.

          4.2 RELEASE. Each Loan Party acknowledges and agrees that such Loan Party has no claim, right or cause of action of any kind against any Lender, the Administrative Agent or any of such Lender's or the Administrative Agent's present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents (collectively with their respective successors and assigns, the "LENDER PARTIES") in connection with the
Obligations, the Credit Agreement and the other Loan Documents, or the transactions contemplated hereby or thereby. Each Loan Party unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, liabilities, causes of action, counterclaims or defenses of any kind whatsoever, in contract or in tort, in law or in equity, whether known or unknown, direct or derivative, which such Loan Party or any predecessor might otherwise have or may have against any Lender Party on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Seventh Amendment Effective Date in connection with the Obligations, the Credit Agreement and the other Loan Documents.

          SECTION 5. MISCELLANEOUS.

          5.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. (a) After giving effect to this Seventh Amendment, the Borrowers hereby represent and warrant that all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and that no

Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Seventh Amendment.

          (b) The Borrowers further represent and warrant that as of the Seventh Amendment Effective Date, the Borrowers and the other Loan Parties are truly and justly indebted (including contingent liabilities in respect of Letters of Credit) to the Agents and the Lenders pursuant to the Loan Documents, in the principal amount of $364,039,638.14 plus accrued interest, fees, including without limitation, all amounts payable pursuant to the Deferred Amendment Fee Letters, and other amounts payable pursuant to the Loan Documents, without defense, counterclaim or offset of any kind.

          5.2  CONDITIONS TO EFFECTIVENESS OF THIS SEVENTH AMENDMENT.

          (a) This Seventh Amendment shall be effective as of the date first set forth above (the "SEVENTH AMENDMENT EFFECTIVE DATE") upon the satisfaction of the following conditions:

          (b) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and each Lender and consented to by the Loan Parties (other than the Borrowers); and

          (c) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 10.05 of the Credit Agreement and for which invoices have been submitted.

          5.3 LIMITED EFFECT. Except as expressly amended by this Seventh Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Seventh Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents, including without limitation, any amendment, modification or waiver of any section amended or waived pursuant to this Seventh Amendment for any other date or time period.

          5.4 GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          5.5 COUNTERPARTS. This Seventh Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Seventh Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                       AUDIO VISUAL SERVICES CORPORATION


                                       By: /s/ DIGBY J. DAVIES
                                          --------------------------------------
                                          Name:  Digby J. Davies
                                          Title: President & COO


                                       AUDIO VISUAL SERVICES (NY)
                                       CORPORATION


                                       By: /s/ DIGBY J. DAVIES
                                          --------------------------------------
                                          Name:  Digby J. Davies
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                       THE CHASE MANHATTAN BANK


                                       By: /s/ THOMAS A. DINNEEN
                                          --------------------------------------
                                          Name:  Thomas A. Dinneen
                                          Title: Managing Director


                                       BANK OF AMERICA, N.A.



                                       By: /s/ F.A. ZAGAR
                                          --------------------------------------
                                          Name:  F.A. Zagar
                                          Title: Managing Director


                                       BANK POLSKA KASA OPIEKI S.A.
                                       PEKAO S.A. GROUP, NEW YORK BRANCH



                                       By: /s/ HARVEY WINTER
                                          --------------------------------------
                                          Name:  Harvey Winter
                                          Title: Vice President

                                       BBT FUND, L.P.

                                       By: BBT GENPAR, L.P., Its General Partner
                                       By: BBT-FW, INC., Its General Partner


                                       By: /s/ WILLIAM O. REIMANN
                                          --------------------------------------
                                          Name:  William O. Reimann
                                          Title: Vice President


                                       CONTRARIAN FUNDS, LLC

                                       By: Contrarian Capital Management, L.L.C.


                                       By: /s/ JANICE M. STANTON
                                          --------------------------------------
                                          Name:  Janice M. Stanton
                                          Title: Member


                                       CREDIT AGRICOLE INDOSUEZ


                                       By: /s/ GARY KANIA
                                          --------------------------------------
                                          Name:  Gary Kania
                                          Title: Vice President

                                       By: /s/ LEO VON REISSIG
                                          --------------------------------------
                                          Name:  Leo Von Reissig
                                          Title: Vice President


                                       BANKERS TRUST COMPANY


                                       By: /s/ DAVID J. BELL
                                          --------------------------------------
                                          Name:  David J. Bell
                                          Title: Director


                                       HALCYON RESTRUCTURING FUND, L.P.


                                       By: /s/ ROBERT F. DAVIS
                                          --------------------------------------
                                          Name:  Robert F. Davis
                                          Title: Principal

                                     ING BARING (US) CAPITAL LLC,
                                     Acting as Agent for
                                     MIDDENBANK CURACAO N.V.


                                     By: /s/ NEIL DE LA CRUZ
                                        --------------------------------------
                                        Name:  Neil De La Cruz
                                        Title: Vice President

                                     ML CBO IV (CAYMAN) LTD.
                                     By: Highland Capital Management, L.P.
                                     as Collateral Manager


                                     By: /s/ JAMES DONDERO
                                        --------------------------------------
                                        Name:  James Dondero, CFA, CPA
                                        Title: President
                                        Highland Capital Management


                                     ML CLO X1X STERLING (CAYMAN) LTD.
                                     By: Highland Capital Management, L.P.
                                         (as successor in interest to
                                         Sterling Asset Manager LLC)


                                     By: /s/ TODD TRAVERS
                                        --------------------------------------
                                        Name:  Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.


                                     PAM CAPITAL FUNDING LP
                                     By: Highland Capital Management, L.P. as
                                         Collateral Manager


                                     By: /s/ TODD TRAVERS
                                        --------------------------------------
                                        Name:  Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                                       PAMCO CAYMAN LTD.
                                       By: Highland Capital Management, L.P. as
                                       Collateral Manager


                                       By: /s/ TODD TRAVERS
                                          --------------------------------------
                                          Name:  Todd Travers
                                          Title: Senior Portfolio Manager
                                          Highland Capital Management, L.P.


                                       RCG CARPATHIA MASTER FUND, LTD.


                                       By: /s/ HOWARD GOLDEN
                                          --------------------------------------
                                          Name:  Howard Golden
                                          Title: Managing Director


                                       SCOGGIN CAPITAL MANAGEMENT L.P.


                                       By: /s/ A. DEV CHODRY
                                          --------------------------------------
                                          Name:  A. Dev Chodry
                                          Title: Partner


                                       NOMURA SPECIAL SITUATIONS
                                       INVESTMENT TRUST
                                       by: Wilmington Trust Company as Trustee


                                       By: /s/ DAVID A. VANASKEY, JR.
                                          --------------------------------------
                                          Name:  David A. Vanaskey, Jr
                                          Title: Vice President


                                       T. ROWE PRICE RECOVERY FUND II, L.P.


                                       By: /s/ KIM Z. GOLDEN
                                          --------------------------------------
                                          Name:  Kim Z. Golden
                                          Title: Managing Director

                                       VAN KAMPEN SENIOR FLOATING RATE
                                       FUND
                                       By: Van Kampen Investment Advisory Corp.


                                       By: /s/ DARVIN D. PIERCE
                                          --------------------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Executive Director


                                       VAN KAMPEN PRIME RATE INCOME
                                       TRUST
                                       By: Van Kampen Investment Advisory Corp.


                                       By: /s/ DARVIN D. PIERCE
                                          --------------------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Executive Director


                                       VAN KAMPEN SENIOR INCOME TRUST
                                       By: Van Kampen Investment Advisory Corp.



                                       By: /s/ DARVIN D. PIERCE
                                          --------------------------------------
                                          Name:  Darvin D. Pierce
                                          Title: Executive Director

          Each of the undersigned hereby consents to the foregoing Seventh Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Seventh Amendment.


                                       AVSC INTELLECTUAL PROPERTY
                                       MANAGEMENT, INC.


                                       By: /s/ DIGBY J. DAVIES
                                          --------------------------------------
                                          Name:  Digby J. Davies
                                          Title: Executive Vice President & COO


                                       AUDIO VISUAL SERVICES GROUP, INC.


                                       By: /s/ DIGBY J. DAVIES
                                          --------------------------------------
                                          Name:  Digby J. Davies
                                          Title: Executive Vice President & COO


                                       VISUAL ACTION HOLDINGS INC.


                                       By: /s/ DIGBY J. DAVIES
                                          --------------------------------------
                                          Name:  Digby J. Davies
                                          Title: Executive Vice President


                                       HRI, V.I., INC.


                                       By: /s/ DIGBY J. DAVIES
                                          --------------------------------------
                                          Name:  Digby J. Davies
                                          Title: Executive Vice President